UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2026

STEPAN COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 1-4462

Delaware	36-1823834
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1101 Skokie Boulevard, Suite 500, Northbrook, IL 60062

(Address of principal executive offices, including zip code)

(847) 446-7500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	SCL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

On July 29, 2026, Stepan Company (the “Company”) issued a press release providing its financial results for the quarter ended June 30, 2026. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

The information furnished under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On July 28, 2026, the Board of Directors (the “Board”) of the Company approved a plan to reduce the Company’s global salaried workforce by around 100 roles during the third quarter of 2026 as part of Project Catalyst, the Company’s previously announced comprehensive operational and efficiency initiative.

As previously disclosed, the Company anticipates recognizing full-year restructuring charges in the range of $75.0 million to $80.0 million in connection with Project Catalyst. Of that amount, the Company currently estimates that it will incur approximately $4 million to $6 million of charges in connection with the workforce reduction described above, consisting primarily of employee severance, benefits and related costs. The Company expects substantially all of these workforce reduction charges to result in cash expenditures. The Company expects to recognize the majority of these charges during the second half of 2026.

The estimated charges that the Company expects to incur are subject to several assumptions, and actual results may differ materially from these estimates. The Company may incur additional costs due to events associated with or resulting from Project Catalyst and the workforce reduction described above.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Jan Stern Reed as a Director

On July 27, 2026, Jan Stern Reed notified the Company of her resignation from the Board of the Company, effective immediately following the conclusion of the Board and committee meetings held on July 27, 2026. Ms. Reed also resigned from all committees of the Board on which she served.

At the time of her resignation, Ms. Reed served as Chair of the Human Capital and Compensation Committee and as a member of the Audit Committee, the Compliance Committee, and the Nominating and Corporate Governance Committee.

Ms. Reed’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

The Company thanks Ms. Reed for her service to the Board and her contributions to the Company.

In connection with Ms. Reed’s departure, effective July 28, 2026, the Board appointed Randall S. Dearth as Chair of the Human Capital and Compensation Committee and Susan M. Lewis as Chair of the Compliance Committee. Lorinda A. Burgess continues to serve as Chair of the Audit Committee and Joaquin Delgado continues to serve as Chair of the Nominating and Corporate Governance Committee.

Appointment of Matthew J. Eaken as Principal Accounting Officer

On July 28, 2026, the Board appointed Matthew J. Eaken to serve as the Company’s Principal Accounting Officer, effective July 28, 2026. Mr. Eaken, age 63, has served as the Company’s Vice President and Corporate Controller since January 2011. Mr. Eaken joined the Company in June 1998 and has served in various accounting and finance leadership roles, including as Interim Vice President and Chief Financial Officer from January 2018 until April 2018.

There are no arrangements or understandings between Mr. Eaken and any other person pursuant to which he was appointed as Principal Accounting Officer. Mr. Eaken does not have any family relationship with any director or executive officer of the Company, and there are no transactions involving Mr. Eaken that would require disclosure under Item 404(a) of Regulation S-K.

Item 8.01.	Other Events

On July 29, 2026, the Company issued a press release announcing that the Board had declared a quarterly cash dividend on the Company’s common stock of $0.395 per share. The dividend will be paid on September 15, 2026, to common stockholders of record as of September 1, 2026. A copy of the press release is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Forward-Looking Statements

The information included in this Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements about the Company’s plans, objectives, strategies, financial performance and outlook, trends, prospects, and future events. Actual results may differ materially from those expressed or implied by such forward-looking statements due to various risks and uncertainties, including those described in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable laws.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number: 99.1

Description: Press Release of Stepan Company dated July 29, 2026, announcing second quarter 2026 financial results.

Exhibit Number: 99.2

Description: Press Release of Stepan Company dated July 29, 2026, announcing quarterly cash dividend.

Exhibit Number: 104

Description: Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEPAN COMPANY

Date: July 29, 2026	By:	/s/ Shawn G. Lisle
Shawn G. Lisle Vice President, General Counsel and Secretary